UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2012

Patriot Coal Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33466	20-5622045
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12312 Olive Boulevard, Suite 400 St. Louis, Missouri	63141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 275-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 7, 2012, Patriot Coal Corporation (“Patriot”) entered into Amendment No. 1 (the “Credit Agreement Amendment”) to the Superpriority Secured Debtor-in-Possession Credit Agreement dated July 9, 2012 among Patriot Coal Corporation, certain subsidiaries of Patriot Coal Corporation designated therein as guarantors, Citibank, N.A., as Administrative Agent, Citicorp North America, Inc., Barclays Bank PLC, New York Branch and Bank of America, N.A., as L/C Issuers, and certain other lenders party thereto (the “Credit Agreement”). The Credit Agreement Amendment amends the Credit Agreement to decrease the rate at which term loans under the Credit Agreement will bear interest to a rate per annum equal to the Eurocurrency Rate (as defined in the Credit Agreement) plus 7.75% or the Base Rate (as defined in the Credit Agreement) plus 6.75%.  In addition, among other things, the Credit Agreement Amendment also amends the Credit Agreement to decrease the fee payable by Patriot if it elects to extend the maturity date of the Credit Agreement to 0.25% of the aggregate revolving credit commitments and term loans outstanding on the extension date.

The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement Amendment, which is filed as Exhibit 10.1 hereto, and is incorporated into this report by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1
Amendment No. 1 dated as of August 7, 2012 to the Superpriority Secured Debtor-in-Possession Credit Agreement dated July 9, 2012 among Patriot Coal Corporation, certain subsidiaries of Patriot Coal Corporation designated therein as guarantors, Citibank, N.A., as Administrative Agent, Citicorp North America, Inc., Barclays Bank PLC, New York Branch and Bank of America, N.A., as L/C Issuers, and certain other lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2012

PATRIOT COAL CORPORATION

By:	/s/ Mark N. Schroeder
Mark N. Schroeder
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Amendment No. 1 dated as of August 7, 2012 to the Superpriority Secured Debtor-in-Possession Credit Agreement dated July 9, 2012 among Patriot Coal Corporation, certain subsidiaries of Patriot Coal Corporation designated therein as guarantors, Citibank, N.A., as Administrative Agent, Citicorp North America, Inc., Barclays Bank PLC, New York Branch and Bank of America, N.A., as L/C Issuers, and certain other lenders party thereto.